Earnings per share (Tables)	6 Months Ended
Mar. 31, 2025
Earnings per share
Schedule of earnings per share

Basic earnings per share (EPS) is calculated by dividing the net profit attributable to owners of WBC by the weighted average number of ordinary shares on issue during the period. These numbers are adjusted for treasury shares and dividends related to treasury shares. Diluted EPS is calculated by adjusting the basic EPS by assuming all dilutive potential ordinary shares are converted.

	Half Year March 2025		Half Year Sept 2024		Half Year March 2024
	Basic	Diluted	Basic	Diluted	Basic	Diluted
Net profit attributable to owners of WBC ($m)	3,317	3,317	3,648	3,648	3,342	3,342
Adjustment for restricted share dividends[a]	(3)	-	(5)	-	(2)	-
Adjustment for potential dilution:
Distributions to convertible loan capital holders[b]	-	229	-	241	-	235
Adjusted net profit attributable to owners of WBC	3,314	3,546	3,643	3,889	3,340	3,577
Weighted average number of ordinary shares (# m)
Weighted average number of ordinary shares on issue	3,433	3,433	3,462	3,462	3,499	3,499
Treasury shares (including RSP and EIP restricted shares)[a]	(5)	(5)	(5)	(5)	(5)	(5)
Adjustment for potential dilution:
Share-based payments	-	5	-	2	-	3
Convertible loan capital[b]	-	262	-	335	-	408
Adjusted weighted average number of ordinary shares	3,428	3,695	3,457	3,794	3,494	3,905
Earnings per ordinary share (cents)	96.7	96.0	105.4	102.5	95.6	91.6

a.

Some shares under the RSP and EIP restricted shares have not vested and are not outstanding ordinary shares but do receive dividends. These RSP and EIP dividends are deducted to show the profit attributable to ordinary shareholders.

b.

The Group has issued convertible loan capital which may convert into ordinary shares in the future. These convertible loan capital instruments are potentially dilutive instruments, and diluted EPS is therefore calculated as if the instruments had been converted at the beginning of the respective period or, if later, the instruments’ issue date.